                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Dow Jones & Company, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

Dow Jones
& Company, Inc.

--------------------------------------------------------------------------------

Notice of
1996
Annual Meeting
and
Proxy Statement

DOW JONES & COMPANY, INC.
200 Liberty Street, New York, New York 10281

To Our Stockholders:

You are cordially invited to attend the 1996 Annual Meeting of Stockholders of Dow Jones & Company, Inc., which will be held on Wednesday, April 17, 1996 at 11:00 a.m. at:

                             The Port Authority of New York and New Jersey Oval Room--43rd Floor One World Trade Center New York, New York

Discussions of Company affairs at past Annual Meetings have generally been in-teresting and useful. I hope you will be able to attend.

This year, you are being asked to act upon the election of six directors and, in addition, upon one stockholder proposal. These matters are discussed in greater detail in the accompanying proxy statement.

The Board of Directors recommends a vote FOR the election of directors and AGAINST the stockholder proposal.

Regardless of the number of shares you own and whether or not you plan to at-tend, it is important that your shares are represented and voted at the meet-ing. You are requested to sign, date and return the enclosed proxy promptly. If you do attend the Annual Meeting, you may still vote in person if you so desire.

Sincerely yours,

/s/ Peter R. Kann

Peter R. Kann
Chairman of the Board

March 22, 1996

DOW JONES & COMPANY, INC.
200 Liberty Street, New York, New York 10281

NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD WEDNESDAY, APRIL 17, 1996

To the Stockholders
of DOW JONES & COMPANY, INC.

NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders of Dow Jones & Company, Inc. will be held at The Port Authority of New York and New Jersey, Oval Room, 43rd Floor, One World Trade Center, New York, New York on Wednesday, April 17, 1996 at 11:00 a.m. for the purposes of:

 1. Electing three directors to hold office until 1999, one director to hold office until 1998 and two directors to hold office until 1997;

 2. Acting upon a stockholder proposal to eliminate pension benefits for out-side directors; and

 3.  Transacting such other business as may properly come before the meeting.

 Your attention is directed to the accompanying proxy statement for further information with respect to the matters to be acted upon at the meeting.

 Stockholders of record at the close of business on February 23, 1996 are en-titled to notice of and to vote at the meeting. A list of such stockholders will be open to the examination of any stockholder for any purpose germane to the meeting for a period of ten days prior to the meeting at the Company's of-fices, 200 Liberty Street, New York, New York.

 Stockholders are requested to complete, date, sign and return the enclosed proxy in the enclosed postage prepaid envelope. Until your proxy is voted you may revoke it by delivery to the Company of a subsequently executed proxy or a written notice of revocation. Your prompt response will be appreciated.

By order of the Board of Directors,

/s/ Peter G. Skinner

Peter G. Skinner
Secretary

March 22, 1996

DOW JONES & COMPANY, INC.
200 Liberty Street, New York, New York 10281

PROXY STATEMENT

1996 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD WEDNESDAY, APRIL 17, 1996

SOLICITATION AND REVOCATION OF PROXIES

This proxy statement is furnished in connection with the solicitation on be-half of the Board of Directors of Dow Jones & Company, Inc. of proxies for use at the Annual Meeting of Stockholders to be held at 11:00 a.m. on Wednesday, April 17, 1996 at The Port Authority of New York and New Jersey, Oval Room, 43rd Floor, One World Trade Center, New York, New York for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. If the en-closed proxy is executed and returned, all shares represented thereby will be voted. Each proxy will be voted in accordance with the stockholder's instruc-tions with respect to (i) the election of directors, and (ii) acting upon a stockholder proposal to eliminate pension benefits for outside directors. If no such instructions are specified, the proxies will be voted FOR the election of each person nominated for election as a director and AGAINST the stock-holder proposal. Until a proxy is voted it may be revoked by a stockholder by delivery to the Secretary of the Company at the above address of a subse-quently executed proxy or a written notice of revocation. The cost of prepar-ing and mailing this proxy statement and proxies will be borne by the Company. Proxies may be solicited by officers, directors and regular employees of the Company by mail, telephone and personal solicitation, and no additional com-pensation will be paid to such individuals. The Company may also reimburse brokers and other persons holding stock in their names or in the names of their nominees for their charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.
              ---------------------------------------------------

COMMON STOCK OUTSTANDING

At the close of business on February 23, 1996 there were outstanding and enti-tled to vote 75,597,556 shares of Common Stock and 21,905,117 shares of Class
B Common Stock of the Company. Each share of Common Stock is entitled to one vote. Each share of Class B Common Stock is entitled to ten votes. The Common Stock, voting separately as a class, is entitled to elect one director to be elected at the meeting to serve a two-year term expiring in 1998 and one director to be elected at the meeting to serve a one-year term expiring in 1997. The Common Stock and the Class B Common Stock vote together with respect to the election of three directors to be elected at the meeting to serve a three-year term expiring in 1999, the election of one director to be elected at the meeting to serve a one-year term expiring in 1997 and all other matters submitted to the stockholders.
              ---------------------------------------------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information, as of January 17, 1996, with re-spect to the number of shares of Common Stock and Class B Common Stock owned by the only persons who were known by the Company to own beneficially more than 5% of the outstanding Com-mon Stock or Class B Common Stock.

                                              SHARES
                                           BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER        OWNED (A)        PERCENT OF CLASS
-----------------------------------------------------------------------------
Christopher Bancroft                  Common   5,540,000 (b)       7.3%
   c/o Holme Roberts & Owen LLC       Class B  3,820,360 (b)      17.4%
   1700 Lincoln
   Denver, Colorado 80203
-----------------------------------------------------------------------------
Jane B. Cook                          Common   2,696,423 (c)       3.6%
   c/o Hemenway & Barnes              Class B  1,374,061 (c)       6.3%
   60 State Street
   Boston, Massachusetts 02109
-----------------------------------------------------------------------------
Judson W. Detrick                     Common   4,002,598 (d)       5.3%
   Holme Roberts & Owen LLC           Class B  2,489,074 (d)      11.4%
   1700 Lincoln
   Denver, Colorado 80203
-----------------------------------------------------------------------------
Roy A. Hammer                         Common  10,420,715 (d)      13.8%
   Hemenway & Barnes                  Class B  7,128,143 (d)      32.5%
   60 State Street
   Boston, Massachusetts 02109
-----------------------------------------------------------------------------
Paul D. Holleman                      Common   4,003,198 (d)       5.3%
   Holme Roberts & Owen LLC           Class B  2,489,024 (d)      11.4%
   1700 Lincoln
   Denver, Colorado 80203
-----------------------------------------------------------------------------
George H. Kidder                      Common   4,713,474 (d)       6.2%
   Hemenway & Barnes                  Class B  3,404,316 (d)      15.5%
   60 State Street
   Boston, Massachusetts 02109
-----------------------------------------------------------------------------
Jane C. MacElree                      Common   6,539,171 (e)       8.6%
   c/o Hemenway & Barnes              Class B  3,898,144 (e)      17.8%
   60 State Street
   Boston, Massachusetts 02109
-----------------------------------------------------------------------------
Charles A. Meyer                      Common   8,963,487 (d)      11.9%
   135 So. LaSalle Street             Class B  5,809,062 (d)      26.5%
   Suite 1117
   Chicago, Illinois 60603
-----------------------------------------------------------------------------
James H. Ottaway, Sr.                 Class B 1,679,014  (f)       7.7%
Ruth B. Ottaway
James H. Ottaway, Jr.
David B. Ottaway
Ruth Ottaway Sherer
   c/o Ottaway Newspapers, Inc.
   Post Office Box 401
   Campbell Hall, New York
   10916
-----------------------------------------------------------------------------
Lawrence T. Perera                    Common   5,210,550 (d)       6.9%
   Hemenway & Barnes                  Class B  3,477,000 (d)      15.9%
   60 State Street
   Boston, Massachusetts 02109
-----------------------------------------------------------------------------
Thomas A. Richardson                  Common   3,655,198 (d)       4.8%
   Holme Roberts & Owen LLC           Class B  2,151,144 (d)       9.8%
   1700 Lincoln
   Denver, Colorado 80203
-----------------------------------------------------------------------------
Bayne Stevenson                       Common   3,332,223 (d)       4.4%
   c/o Hemenway & Barnes              Class B  1,736,162 (d)       7.9%
   60 State Street
   Boston, Massachusetts 02109
-----------------------------------------------------------------------------

                                                SHARES
                                             BENEFICIALLY
 NAME AND ADDRESS OF BENEFICIAL OWNER          OWNED (A)       PERCENT OF CLASS
-------------------------------------------------------------------------------
State Street Bank & Trust Company        Common  7,896,436 (g)      10.4%
   225 Franklin Street                   Class B 3,227,250 (g)      14.7%
   Boston, Massachusetts 02110
-------------------------------------------------------------------------------
Trimark Financial Corporation            Common  4,544,700 (h)       6.0%
   One First Canadian Place, Suite 5600
   P.O. Box 487
   Toronto, Ontario M5X 1E5
-------------------------------------------------------------------------------

(a) Except as otherwise indicated, the beneficial owner has sole voting and investment power.

(b) Includes 5,210,000 shares of Common Stock and 3,477,000 shares of Class B Common Stock held by Mr. Bancroft as trustee, as to which he shares voting and investment power with other trustees, including Mrs. Cook and Messrs. Hammer and Perera. Also includes 330,000 shares of Common Stock and 343,360 shares of Class B Common Stock held by Mr. Bancroft as trustee of a revocable trust, as to which he shares voting and investment power with other trustees, including Messrs. Holleman, Richardson and Detrick. Mr. Bancroft could acquire sole vot-ing and investment power over such shares if he were to revoke the trust.

(c) Includes 2,688,207 shares of Common Stock and 1,371,363 shares of Class B Common Stock held by Mrs. Cook as trustee of a revocable trust, as to which she shares voting and investment power with other trustees, including Mr. Ste-venson. Mrs. Cook could acquire sole voting and investment power over such shares if she were to revoke the trust.

(d) Includes shares held as trustee, as to which voting and investment power is shared with other trustees (including other persons named above), by the following persons, each of whom disclaims beneficial ownership of such shares:
Mr. Detrick--4,002,598 shares of Common Stock and 2,489,024 shares of Class B Common Stock; Mr. Hammer--10,420,715 shares of Common Stock and 7,128,143 shares of Class B Common Stock; Mr. Holleman--4,002,598 shares of Common Stock and 2,489,024 shares of Class B Common Stock; Mr. Kidder--4,712,800 shares of Common Stock and 3,404,070 shares of Class B Common Stock; Mr. Meyer-- 8,960,424 shares of Common Stock and 5,808,662 shares of Class B Common Stock; Mr. Perera--5,210,550 shares of Common Stock and 3,477,000 shares of Class B Common Stock; Mr. Richardson--3,655,198 shares of Common Stock and 2,151,144 shares of Class B Common Stock; and Mr. Stevenson--3,312,792 shares of Common Stock and 1,727,364 shares of Class B Common Stock. Also includes 600 shares of Common Stock held by Mr. Holleman as trustee, as to which Mr. Holleman has sole voting and investment power.

(e) Includes 5,547,300 shares of Common Stock and 3,348,783 shares of Class B Common Stock held by Mrs. MacElree as trustee, as to which she shares voting and investment power with other trustees, including Messrs. Hammer and Meyer with respect to 2,725,000 shares of Common Stock and 1,490,400 shares of Class B Common Stock; Messrs. Kidder and Meyer with respect to 2,745,000 shares of Common Stock and 1,440,250 shares of Class B Common Stock; Mr. Hammer with re-spect to 2,755,400 shares of Common Stock and 1,746,733 shares of Class B Com-mon Stock; and Mr. Kidder with respect to 2,791,900 shares of Common Stock and 1,602,050 shares of Class B Common Stock.

(f) All of these shares have been deposited in a voting trust by various Otta-way family trusts, an individual member of the Ottaway family and a private investment company owned by members of the Ottaway family. The voting trustees under the voting trust are James H. Ottaway, Sr., his wife, Ruth B. Ottaway, and their adult children, James H. Ottaway, Jr., David B. Ottaway and Ruth Ot-taway Sherer. The voting trust will remain in effect until January 27, 2003, but shares may be withdrawn from the voting trust prior thereto. As of January 17, 1996, each of James

H. Ottaway, Sr., Ruth B. Ottaway, James H. Ottaway, Jr. and David B. Ottaway beneficially owned 1,679,014 shares of the outstanding Class B Common Stock (7.7%). As of January 17, 1996, Ruth Ottaway Sherer beneficially owned 1,716,203 shares of the outstanding Class B Common Stock (7.8%). Each of the foregoing persons is deemed the beneficial owner of the shares held in the voting trust described above and, accordingly, each of the foregoing figures includes such shares. In addition, various other shares are also included more than once in the foregoing figures as a result of other shared ownership ar-rangements. Each of James H. Ottaway, Sr., Ruth B. Ottaway, James H. Ottaway, Jr., David B. Ottaway and Ruth Ottaway Sherer shares voting power over 1,679,014 shares of Class B Common Stock and investment power over 1,540 shares of Class B Common Stock. Ruth Ottaway Sherer has sole voting and investment power over 37,189 shares of Class B Common Stock.

(g) As of December 31, 1995, which is the most recent date as of which the Company has such information, State Street Bank & Trust Company held all of these shares as trustee, disclaims beneficial ownership of them and shares voting and investment power with persons named above as to 6,948,416 shares of Common Stock and 3,227,250 shares of Class B Common Stock.

(h) As of December 31, 1995, which is the most recent date as of which the Company has such information, Trimark Financial Corporation had sole voting power and investment power over these shares as the parent holding company and sole owner of Trimark Investment Management Inc., the trustee of, and manager of the assets of, several affiliated trusts.
              ---------------------------------------------------

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table sets forth information as of January 17, 1996, with re-spect to the number of shares of Common Stock and Class B Common Stock owned by the directors, the five most highly compensated executive officers, and all directors and executive officers as a group.

                                                                 COMMON STOCK
                                  SHARES BENEFICIALLY PERCENT OF EQUIVALENTS
NAME                                   OWNED (1)      CLASS (2)      (3)
-----------------------------------------------------------------------------
Rand V. Araskog (4)               Common       18,800     *
                                  Class B         700     *         13,952
-----------------------------------------------------------------------------
Christopher Bancroft (5) (6) (7)  Common    5,540,000    7.3%
                                  Class B   3,820,360   17.4%          --
-----------------------------------------------------------------------------
Kenneth L. Burenga (4)            Common       97,539     *
                                  Class B       3,015     *            --
-----------------------------------------------------------------------------
William C. Cox, Jr. (5) (6) (8)   Common      397,119     *
                                  Class B     639,061    2.9%          --
-----------------------------------------------------------------------------
Irvine O. Hockaday, Jr.           Common        3,000     *
                                  Class B         --      *             78
-----------------------------------------------------------------------------
Vernon E. Jordan, Jr.             Common          262     *
                                  Class B         105     *          4,858
-----------------------------------------------------------------------------
Peter R. Kann (4)                 Common      174,269     *
                                  Class B       4,027     *          2,526
-----------------------------------------------------------------------------
David K.P. Li                     Common        8,029     *
                                  Class B          --     *          3,060
-----------------------------------------------------------------------------

                              SHARES BENEFICIALLY  PERCENT OF  COMMON STOCK
NAME                               OWNED (1)       CLASS (2)  EQUIVALENTS (3)
-----------------------------------------------------------------------------
Jane C. MacElree (5) (6) (9)  Common     6,539,171    8.6%
                              Class B    3,898,144   17.8%          --
-----------------------------------------------------------------------------
James H. Ottaway, Jr. (11)    Common     3,223,878    4.3%
                              Class B    1,679,014    7.7%          --
-----------------------------------------------------------------------------
Donald E. Petersen            Common         1,500     *
                              Class B           --     *           7,361
-----------------------------------------------------------------------------
Warren H. Phillips (4)        Common        80,844     *
                              Class B       16,568     *            --
-----------------------------------------------------------------------------
James Q. Riordan              Common         7,000     *
                              Class B        1,000     *          17,046
-----------------------------------------------------------------------------
Martha S. Robes (5) (6) (10)  Common       849,143    1.1%
                              Class B      417,547    1.9%          --
-----------------------------------------------------------------------------
Carlos Salinas de Gortari     Common            --     *
                              Class B           --     *            --
-----------------------------------------------------------------------------
Peter G. Skinner (4)          Common        53,379     *
                              Class B           --     *            --
-----------------------------------------------------------------------------
Carl M. Valenti (4)           Common        80,449     *
                              Class B        2,087     *            --
-----------------------------------------------------------------------------
Richard D. Wood (4)           Common         1,876     *
                              Class B          210     *          10,083
-----------------------------------------------------------------------------
All directors and executive
 officers
 as a group (20 persons)      Common    17,125,629   22.7%
 (12)                         Class B   10,484,046   47.9%        59,194
-----------------------------------------------------------------------------

(1) Except as otherwise indicated, the beneficial owner has sole voting and investment power. Includes shares of Common Stock subject to options exercis-able within 60 days after January 17, 1996 held by: Mr. Burenga (80,066 shares), Mr. Cox (24,035 shares), Mr. Kann (118,977 shares), Mr. Ottaway (57,124 shares), Mr. Phillips (51,886 shares), Mr. Skinner (48,318 shares) and Mr. Valenti (56,854 shares).

(2) For purposes of computing the percentages above, the number of shares of Common Stock outstanding includes any shares which may be acquired by the named person within 60 days after January 17, 1996. An asterisk under the col-umn "Percent of Class" indicates that the named person beneficially owns less than one percent of the shares of Common Stock or Class B Common Stock out-standing.

(3) As indicated in the table, certain of the directors have elected to have deferred directors' fees deemed to be invested in shares of Common Stock ("stock equivalents") (see page 10). Also, certain executive officers have elected to have the amounts allocated to their accounts under the Supplemen-tary Benefit Plan (see footnote (3) on page 13) deemed to be invested in stock equivalents.

(4) Includes shares owned by, or jointly with, spouses, as follows: Mr. Araskog--3,600 shares of Common Stock owned by his spouse; Mr. Burenga--6,691 shares of Common Stock and 1,292 shares of Class B Common Stock owned by his spouse; Mr. Kann--6,049 shares of Common Stock and 124 shares of Class B Com-mon Stock owned by his spouse; Mr. Phillips--7,366 shares of Common Stock owned by his spouse; Mr. Skinner--1,813 shares of Common Stock owned jointly with his spouse; Mr. Valenti--633 shares of Common Stock owned by his spouse; and Mr. Wood--576 shares of Common Stock and 210 shares of Class B Common Stock owned jointly with his spouse. Includes, with respect to Messrs. Kann and Valenti, 23,691 and 13,890 shares of Common Stock, respectively, subject to options exercisable within 60 days af-ter January 17, 1996 held by their respective spouses. Mr. Burenga shares vot-ing and investment power with his spouse as to those shares owned by her. Messrs. Kann, Phillips and Valenti disclaim beneficial ownership of the shares owned by their respective spouses. Each of Messrs. Skinner and Wood shares voting and investment power with his spouse as to those shares owned jointly.

(5) Mr. Cox is the brother of Mrs. MacElree. Mr. Cox and Mrs. MacElree are first cousins of Mr. Bancroft and Mrs. Robes. Mr. Bancroft and Mrs. Robes are also first cousins.

(6) As of January 1, 1996, Mr. Cox, Mr. Bancroft, Mrs. MacElree and Mrs. Robes, certain of their relatives, and certain trusts and charitable organiza-tions established by them owned beneficially a total of 26,319,946 shares (35%) of the outstanding Common Stock and 17,328,185 shares (79%) of the out-standing Class B Common Stock. Such shares account for approximately 68% of the votes represented by the outstanding Common Stock and Class B Common Stock. Mr. Cox, Mr. Bancroft, Mrs. MacElree and Mrs. Robes, trusts as to which they or certain of their relatives are trustees or have beneficial or rever-sionary interests, and the trustees of such trusts, may be considered in con-trol of the Company and therefore its "parent."

(7) Includes 330,000 shares of Common Stock and 343,360 shares of Class B Com-mon Stock held by Mr. Bancroft as trustee of a revocable trust, as to which he shares voting and investment power with other trustees and as to which he could acquire sole voting and investment power if he were to revoke the trust. Also includes 5,210,000 shares of Common Stock and 3,477,000 shares of Class B Common Stock held by Mr. Bancroft as trustee, as to which he shares voting and investment power with other trustees.

(8) Includes 73,933 shares of Common Stock and 207,440 shares of Class B Com-mon Stock held by a revocable trust for the benefit of Mr. Cox, as to which he could acquire sole voting and investment power if he were to revoke the trust. Also includes 299,151 shares of Common Stock and 431,621 shares of Class B Common Stock, as to which Mr. Cox disclaims beneficial ownership, as follows:
89,014 shares of Common Stock and 379,791 shares of Class B Common Stock held by Mr. Cox as trustee, as to which he shares voting and investment power; 60,000 shares of Common Stock and 27,130 shares of Class B Common Stock held by trustees for Mr. Cox's spouse; and 150,137 shares of Common Stock and 24,700 shares of Class B Common Stock held by a foundation of which Mr. Cox is President.

(9) Includes 5,547,300 shares of Common Stock and 3,348,783 shares of Class B Common Stock held by Mrs. MacElree as trustee, as to which she disclaims bene-ficial ownership and shares voting and investment power with other trustees and 4,124 shares of Common Stock and 1,585 shares of Class B Common Stock owned by her spouse.

(10) Includes 779,560 shares of Common Stock and 384,000 shares of Class B Common Stock held by Mrs. Robes as trustee of a revocable trust, as to which she shares voting and investment power with other trustees and as to which she could acquire sole voting and investment power if she were to revoke the trust. Also includes 62,837 shares of Common Stock and 33,080 shares of Class B Common Stock held by Mrs. Robes as trustee, as to which she disclaims bene-ficial ownership and shares voting and investment power with other trustees and 3,717 shares of Common Stock and 411 shares of Class B Common Stock owned by her spouse.

(11) See footnote (f) on page 3 above for a description of Mr. Ottaway's own-ership of Class B Common Stock. Pursuant to the voting trust described there-in, Mr. Ottaway has shared voting power over 3,161,585 shares of Common Stock. He also has shared voting and investment power over 3,080 shares of Common Stock.

(12) Includes 517,927 shares of Common Stock subject to options that may be exercised by ex ecutive officers and directors within 60 days after January 17, 1996. Also includes shares owned by or jointly with their spouses and by their children and relatives sharing their homes.

              ---------------------------------------------------

ANNUAL REPORT

The Company has mailed to all stockholders its Annual Report for the year ended December 31, 1995. The Annual Report includes an audited balance sheet as of that date and audited statements of income, stockholders' equity and cash flows for the year then ended.
              ---------------------------------------------------
VOTING PROCEDURES

Under the Delaware General Corporation Law and the Company's Certificate of Incorporation and Bylaws, if a quorum is present at the meeting (i) the affir-mative vote of a plurality of the shares of Common Stock present in person or represented by proxy is required in order to elect the nominees for election to the office of director that the Common Stock, voting separately as a class, is entitled to elect, (ii) the affirmative vote of a plurality of the shares of Common Stock and Class B Common Stock present in person or represented by proxy is required in order to elect the nominees for election to the office of director that the Common Stock and the Class B Common Stock elect together and
(iii) the affirmative vote of a plurality of the shares of Common Stock and Class B Common Stock present in person or represented by proxy is required in order for the stockholder proposal to be ap-proved. With regard to the elec-tion of directors, votes may be cast in favor or withheld; votes that are withheld will not be counted as present for voting purposes and thus will have no effect. Abstentions may be specified on the stockholder proposal and will be counted as present for voting purposes. Abstentions on the stockholder pro-posal will have the effect of a negative vote because the proposal requires the affirmative vote of a plurality of the shares of Common Stock and Class B Common Stock present in person or represented by proxy. Shares represented by limited proxies that prohibit voting on a particular matter (so-called broker non-votes) will have no impact since they are not considered "shares present" for voting purposes, although the shares represented by such limited proxies will be counted for quorum purposes.
              ---------------------------------------------------

ELECTION OF DIRECTORS

One of the purposes of the meeting is the election of three directors to serve for a three-year term expiring in 1999, one director to serve for a two-year term expiring in 1998 and two directors to serve for a one-year term expiring in 1997. The Board of Directors has nominated the individuals listed below for election as directors. The holders of Common Stock voting separately as a class are entitled to vote for the election of Messrs. Riordan and Wood. The holders of Common Stock and Class B Common Stock voting together are entitled to vote for the election of Messrs. Bancroft, Kann and Valenti and Mrs. MacElree. The proxies in the accompanying form will be voted for the election of such individuals unless instructions are given to withhold authority to vote for one or more of them. For each such individual, the table below sets forth his or her age as of the date of the meeting, membership on committees of the Board of Directors and certain other information. Each of the persons named below, other than Mr. Bancroft and Mrs. MacElree, is currently a direc-tor. If for any reason any one or more of the persons named below should be-come unavailable for election, proxies will be voted for the election of such substitute nominees as the Board of Directors may propose.

              ---------------------------------------------------

NOMINEES FOR ELECTION AT THE ANNUAL MEETING:

CLASS OF 1999

                            POSITIONS WITH THE COMPANY AND
                                 BUSINESS  EXPERIENCE      DIRECTOR
       NAME            AGE    DURING THE PAST FIVE YEARS    SINCE
-------------------------------------------------------------------
Christopher Bancroft    44   Self-employed private in-        --
                             vestor
-------------------------------------------------------------------
Peter R. Kann (2)       53   Chairman of the Board           1987
 Executive and               since July 1991, Chief Ex-
 Nominating                  ecutive
 Committees                  Officer since January
                             1991, President from July
                             1989 to
                             July 1991 and Chief Oper-
                             ating Officer from July
                             1989 to
                             December 1990 and prior to
                             July 1989 Executive Vice
                             President of the Company
-------------------------------------------------------------------
James Q. Riordan (3)    68   Prior to May 1992, Presi-       1970
 Compensation and            dent and Chief Executive
 Executive Committees        Officer, Bekaert Corp.
                             (steel wire manufacturer)
                             and prior to October 1989
                             Vice Chairman and Chief
                             Financial Officer, Mobil
                             Corporation (petroleum)
                             (1)
-------------------------------------------------------------------
Carl M. Valenti (4)     57   President of Dow Jones          1990
                             Telerate Holdings, Inc.
                             since May 1990, Senior
                             Vice President since July
                             1989, Vice President from
                             1987 to 1989 and prior
                             thereto Vice
                             President/Information
                             Services Group of the Com-
                             pany
-------------------------------------------------------------------
Richard D. Wood (5)     69   Prior to July 1993, Chair-      1978
 Audit, Executive and        man, and prior to November
 Nominating                  1991, President and Chief
 Committees                  Executive Officer, Eli
                             Lilly & Company (pharma-
                             ceuticals and animal
                             health products) (1)
-------------------------------------------------------------------

CLASS OF 1997
                            POSITIONS WITH THE COMPANY AND
                                  BUSINESS EXPERIENCE      DIRECTOR
       NAME            AGE    DURING THE PAST FIVE YEARS    SINCE
-------------------------------------------------------------------
Jane C. MacElree        66   President of Hilltop Farm,
                             Inc.                              --
-------------------------------------------------------------------

INCUMBENT DIRECTORS (CLASS OF 1997)

The table below sets forth similar information for each director whose term ex-pires in 1997.

                            POSITIONS WITH THE COMPANY AND
                                  BUSINESS EXPERIENCE      DIRECTOR
       NAME            AGE    DURING THE PAST FIVE YEARS    SINCE
-------------------------------------------------------------------
David K.P. Li           57   Chief Executive Officer of      1993
 Audit Committee             The Bank of East Asia,
                             Limited (1)
-------------------------------------------------------------------
James H. Ottaway, Jr.   58   Senior Vice President of        1987
                             the Company
-------------------------------------------------------------------

                               POSITIONS WITH THE COMPANY AND
                                     BUSINESS EXPERIENCE      DIRECTOR
       NAME                AGE   DURING THE PAST FIVE YEARS    SINCE
----------------------------------------------------------------------
Warren H. Phillips          69  Prior to July 1991 Chair-       1972
 Executive Committee            man of the Board and prior
                                to January 1991 Chief Ex-
                                ecutive Officer of the
                                Company
----------------------------------------------------------------------
Martha S. Robes             51  Director of the Company         1981
 Compensation and
 Nominating Committees
----------------------------------------------------------------------
Carlos Salinas de Gortari   48  From December 1988 through      1995
 Audit and Nominating           November 1994, President
 Committees                     of Mexico
----------------------------------------------------------------------

INCUMBENT DIRECTORS (CLASS OF 1998)

The table below sets forth similar information for each director whose term expires in 1998.

                               POSITIONS WITH THE COMPANY AND
                                     BUSINESS EXPERIENCE      DIRECTOR
       NAME                AGE   DURING THE PAST FIVE YEARS    SINCE
----------------------------------------------------------------------
Rand V. Araskog             64  Chairman and Chief Execu-       1981
 Executive and                  tive Officer, ITT Corpora-
 Nominating Committees          tion (diversified multina-
                                tional company) (1)
----------------------------------------------------------------------
Kenneth L. Burenga          51  President since July 1991,      1990
 Executive Committee            Chief Operating Officer
                                since January 1991, Execu-
                                tive Vice President from
                                January 1991 to July 1991
                                and prior thereto Senior
                                Vice President of the Com-
                                pany
----------------------------------------------------------------------
William C. Cox, Jr.         65  Executive Director/Client       1976
 Executive and                  Relations of the Company
 Nominating Committees
----------------------------------------------------------------------
Irvine O. Hockaday, Jr.     59  President and Chief Execu-      1990
 Audit and Compensation         tive Officer, Hallmark
 Committees                     Cards, Inc. (greeting card
                                manufacturer) (1)
----------------------------------------------------------------------
Vernon E. Jordan, Jr. (6)   60  Senior Partner, Akin,           1982
 Executive Committee            Gump, Strauss, Hauer &
                                Feld, attorneys, and prior
                                to 1982 President and
                                Chief Executive Officer,
                                National Urban League,
                                Inc. (1)
----------------------------------------------------------------------
Donald E. Petersen (7)      69  Prior to March 1990 Chair-      1987
 Executive and                  man and Chief Executive
 Compensation Committee         Officer, The Ford Motor
                                Company (automobiles) (1)
----------------------------------------------------------------------

(1) Mr. Araskog is a director of Alcatel Alsthom, Rayonier, Dayton Hudson Cor-poration and Shell Oil Company. Mr. Hockaday is a director of The Ford Motor Company, The Continental Corporation and UtiliCorp United. Mr. Jordan is a di-rector of American Express Company, Bankers Trust New York Corporation, Cor-ning, Inc., J.C. Penney Company, Inc., RJR Nabisco, Inc., Revlon Group Inc., Ryder System, Inc., Sara Lee Corporation, Union Carbide Corporation and Xerox Corporation. Mr. Li is a director of Westinghouse Electric Corporation, Camp-bell Soup Company, Hong Kong Telecommunications Limited, The Bank of East Asia, Limited, The Hong Kong & China Gas Company Limited, Sime Darby Hong Kong Limited and South China Morning Post (Holdings) Limited. Mr. Petersen is a di-rector of The Boeing Company, Hewlett-

Packard Company and Capital Income Builder, Inc. Mr. Riordan is a director of Brooklyn Union Gas Company and Seligman Mutual Fund Investment Companies. Mr. Wood is a director of Amoco Corporation, Chemical Banking Corporation, The Chubb Corporation and Eli Lilly & Company.

(2) Karen Elliott House, President/International Group of the Company and the spouse of Mr. Kann, received a salary and bonus in 1995 of $365,000. An aggre-gate of $69,088 was contributed to Ms. House's account under the Dow Jones Profit Sharing Retirement Plan and the related Supplementary Benefit Plan in respect of 1995. Ms. House received a payout in respect of 1995 of 3,000 shares of Common Stock with a fair market value as of January 17, 1996 of $118,125 under the Dow Jones 1992 Long Term Incentive Plan in respect of the four-year performance period 1992-1995. Ms. House also receives contingent stock rights and stock options under that Plan. Ms. House's compensation is set by the Compensation Committee of the Board of Directors.

(3) In accordance with the Company's Certificate of Incorporation, Mr. Riordan's term of office will expire at the 1998 annual meeting of stockhold-ers, which will be the annual meeting next following his 70th birthday. Ac-cordingly, Mr. Riordan is being nominated to serve for a two-year term.

(4) Tharyn Aiken, Vice President, Management Information Systems of Dow Jones Telerate's Americas Group and the spouse of Mr. Valenti, received a salary and bonus in 1995 of $162,000. An aggregate of $28,726 was contributed to Ms. Aik-en's account under the Dow Jones Profit Sharing Retirement Plan and the re-lated Supplementary Benefit Plan in respect of 1995. Ms. Aiken participates in the Dow Jones 1991 Stock Option Plan and accordingly receives stock options under that Plan.

(5) In accordance with the Company's Certificate of Incorporation, Mr. Wood's term of office will expire at the 1997 annual meeting of stockholders, which will be the annual meeting next following his 70th birthday. Accordingly, Mr. Wood is being nominated to serve for a one-year term.

(6) During 1995, Akin, Gump, Strauss, Hauer & Feld, the law firm of which Mr. Jordan is a senior partner, rendered certain legal services to the Company. The Company expects that this law firm will continue to render legal services to the Company in 1996.

(7) In accordance with the Company's Certificate of Incorporation, Mr. Petersen's term of office will expire at the 1997 annual meeting of stockhold-ers, which will be the annual meeting next following his 70th birthday.
              ---------------------------------------------------


During 1995 the Board of Directors met eight times, the Executive Committee met two times, the Audit Committee met three times and the Compensation Com-mittee met five times. In 1995 the annual director's fee was $25,000; the fee for each Board meeting attended was $1,200; the fee for each committee meeting attended was $1,000; and the annual fee for each committee chairman was $3,000. In 1996, the fees for Board meetings, committee meetings and for com-mittee chairmen will remain the same as in 1995 and the annual director's fee will be $26,000. From time to time Board members are invited to attend meet-ings of Board committees of which they are not members; in such cases, such Board members receive a committee meeting fee. Employees of the Company or its subsidiaries who are directors do not receive director's, committee or commit-tee chairman's fees. Directors may elect to defer receipt of these fees, in whole or in part. Deferred amounts will, at the electing director's option, either be credited to an interest bearing account or be deemed to be invested in shares of Common Stock ("stock equivalents") at the market price on the last business day of the month in which the deferred amount in question would have otherwise been received. Deferred amounts will be payable in cash, at the electing director's option, either in a lump sum or in the number of annual installments specified by the director.

  The Company has a retirement program for directors who are not employees of the Company. Any such director who has served for five years or more is enti-tled upon his or her retirement to receive an annual amount equal to the an-nual fee payable at the time of his or her retirement. The fee will be payable for the lesser of 15 years or the number of years the director served. Upon the death of an eligible director either before or after retirement, 75% of the annual amount is payable to his or her estate or designated beneficiary for the remaining payment term.

  During 1995 all directors of the Company attended at least 75% of the aggre-gate meetings of the Board and committees on which they served, except Miss Bancroft and Messrs. Li, Petersen and Salinas, who attended 69%, 64%, 73% and 56%, respectively, of such meetings.

  The Audit Committee meets with the Company's independent auditors to review and approve the scope and results of their professional services. It also re-views the indepen- dence of the Company's auditors, reviews the procedures for evaluating the adequacy of the Company's internal accounting controls, consid-ers the range of audit and nonaudit fees and makes recommendations to the Board regarding the engagement of the Company's independent auditors.

  The Compensation Committee reviews remuneration arrangements for the Company's senior management (including employee benefit plans in which execu-tive officers are eligible to participate), makes recommendations to the Board and grants options or other benefits under some of such plans.

  The Nominating Committee recommends to the Board of Directors the persons to be nominated by the Board for election as directors of the Company. Stockhold-ers desiring to recommend nominees should submit their recommendations in writing to Peter G. Skinner, Secretary, Dow Jones & Company, Inc., 200 Liberty Street, New York, New York 10281. Recommendations should include pertinent in-formation concerning the proposed nominee's background and experience.

              ---------------------------------------------------

EXECUTIVE COMPENSATION

The following tables and report provide information as to the cash and non-cash compensation paid to, earned by or granted to each of the five most highly compensated senior policy making executives of the Company.

                          SUMMARY COMPENSATION TABLE

                                ANNUAL COMPENSATION          LONG-TERM COMPENSATION
--------------------------------------------------------------------------------------------------------
                                                               AWARDS           PAYOUTS
--------------------------------------------------------------------------------------------------------
                                                       RESTRICTED              LONG-TERM
                                                         STOCK                 INCENTIVE    ALL OTHER
                                                       AWARDS ($)             PAYOUTS ($)    COMPEN-
NAME AND PRINCIPAL POSITION  YEAR SALARY ($) BONUS ($)    (1)     OPTIONS (#)     (2)     SATION ($) (3)
--------------------------------------------------------------------------------------------------------
Peter R. Kann, Chairman      1995  $680,000  $445,000      --       14,800     $507,938      $220,207
 of the Board, Chief         1994  $640,000  $410,000   $624,000    15,100     $440,000      $206,505
 Executive Officer           1993  $605,000  $370,000   $481,213    15,500     $370,000      $194,115
 and  Director
--------------------------------------------------------------------------------------------------------
Kenneth L. Burenga,
 Presi-                      1995  $520,000  $310,000      --       10,200     $358,313      $161,548
 dent, Chief Operating       1994  $485,000  $280,000   $420,000    10,200     $340,000      $149,516
 Officer and Director        1993  $450,000  $245,000   $326,663    10,500     $230,000      $137,426
--------------------------------------------------------------------------------------------------------
Carl M. Valenti,             1995  $422,000  $220,000      --        7,300     $255,938      $124,166
 Senior Vice                 1994  $402,000  $205,000   $309,000     7,500     $234,000      $117,922
 President and Director      1993  $386,000  $175,000   $245,875     7,900     $200,000      $110,296
--------------------------------------------------------------------------------------------------------
Peter G. Skinner, Senior     1995  $381,000  $205,000      --        7,300     $220,500      $113,032
 Vice President              1994  $366,000  $170,000   $234,000     5,700     $234,000      $103,725
                             1993  $352,000  $158,000   $186,163     6,000     $200,000      $ 99,971
--------------------------------------------------------------------------------------------------------
James H. Ottaway, Jr.,       1995  $361,000  $160,000      --        5,500     $196,875      $100,107
 Senior Vice President       1994  $349,000  $160,000   $234,000     5,700     $227,000      $ 98,326
 and Director                1993  $339,000  $150,000   $186,163     6,000     $193,000      $ 95,719
--------------------------------------------------------------------------------------------------------

(1) The Restricted Stock Awards are contingent stock rights granted under the Dow Jones 1992 Long Term Incentive Plan. Commencing with this proxy statement, the Company has elected to begin reporting these contingent stock rights granted during the most recently completed fiscal year in the table on page 15 rather than in the summary compensation table above.

  Each contingent stock right under the 1992 Long Term Incentive Plan gives the holder the contingent right to receive up to the number of shares of Com-mon Stock specified in the right (the "Target Award") following completion of a 4-year performance period. The number of shares ultimately received (the "Final Award") will depend on the extent to which the performance criteria are achieved during the 4-year performance period, the participant's individual performance and other factors. Participants may elect, subject to the approval of the Compensation Committee, to receive all or a portion of their Final Awards in cash, or Common Stock, or a combination of both. If a participant elects to receive all or a portion of the Final Award in cash, the amount of cash will equal the closing price of the Common Stock on the date of the Final Award multiplied by the number of shares of Common Stock as to which the elec-tion is being made.

  During the performance period relating to each right, the Compensation Com-mittee may adjust the performance criteria and otherwise modify the terms and provisions of the right. Also during the performance period, the holder is en-titled to receive as "dividend equivalents" an amount equal to the cash divi-dends that he would have received if he had owned the number of shares of Com-mon Stock covered by the Target Award during the entire performance period.

  The amounts shown in the table reflect the fair market value on the date of grant of the Common Stock underlying the Target Awards. The amounts set forth in the table above do not constitute a forecast of what the Final Awards will be worth at the time of payout.

  In the case of the 1993 Target Award (as was the case with the February 1992 award), it is expected that fully satisfactory competitive performance (as judged by the Compensation Committee in its discretion at the time of the payouts) would be competitively rewarded if the Final Award approximated the number of shares in the Target Award. Exceptional performance would support a Final Award in excess (up to 125%) of the Target Award.

  In the case of the 1994 Target Award, it is expected that fully satisfactory competitive performance would be competitively rewarded if the Final Award ap-proximated 80% of the Target Award. Exceptional performance would support a Final Award in excess of 80% (up to 100%) of the Target Award.

  At December 31, 1995, Mr. Kann held contingent stock rights covering a total of 67,400 shares; Mr. Burenga--46,200 shares; Mr. Valenti--34,200 shares; Mr. Skinner--28,200 shares; and Mr. Ottaway--25,900 shares. At December 31, 1995, the fair market value of the Common Stock subject to such rights was as fol-lows: Mr. Kann--$2,687,575; Mr. Burenga--$1,842,225; Mr. Valenti--$1,363,725;
Mr. Skinner--$1,124,475; and Mr. Ottaway--$1,032,763. These totals do not in-clude the contingent stock rights granted in February 1992 in respect of the performance period 1992-1995. Final Awards in respect of those contingent stock rights were made in January 1996 and the payouts under those Final Awards are set forth in the table above under "Long-term Incentive Payouts".

(2) The payouts shown in the table for 1995 reflect the fair market value as of January 17, 1996 of the Final Awards made to the indicated executives under the Dow Jones 1992 Long Term Incentive Plan in respect of the four-year per-formance period 1992-1995. The payouts shown in the table for 1994 and 1993 reflect cash payments made to the indicated executives under the 1990 Perfor-mance Award Plan in respect of the four-year performance periods 1991-1994 and 1990-1993, respectively. The 1990 Performance Award Plan was replaced in 1992 by the Dow Jones 1992 Long Term Incentive Plan.

(3) The amounts referred to in the table above under "All Other Compensation" consist of the aggregate amounts contributed to the accounts of the indicated executives under the Dow Jones Profit Sharing Retirement Plan and the related Supplementary Benefit Plan in respect of the years indicated. With respect to amounts contributed in 1995, the Internal Revenue Code limits the allocation of the annual Company contribution for the benefit of any individual account under a qualified profit sharing plan to the amount which would be contributed to such individual account based on maximum annual compensation of $150,000, but permits under a supplemental plan an additional allocation by the Company to such individual equal to the additional amount which would otherwise have been allocated to him or her under the qualified plan had there been no lim-its. Executive officers may elect to have the amounts allocated to their ac-counts under the Supplementary Benefit Plan deemed to be invested in shares of Common Stock. With respect to 1995, such amounts were deemed to be invested at the closing price of the Common Stock on the first business day of 1996. With respect to 1995, the Company has allocated the following amounts to the ac-counts of the indicated executives under the Profit Sharing Retirement Plan:
Mr. Kann--$20,057; Mr. Burenga--$26,565; Mr. Valenti--$21,212; Mr. Skinner--
$26,565; Mr. Ottaway--$26,565. The Company has also allocated the following amounts to the accounts of the indicated executives under the Supplementary Benefit Plan with respect to 1995: Mr. Kann--$200,150; Mr. Burenga--$134,983; Mr. Valenti--$102,954; Mr. Skinner--$86,467; Mr. Ottaway--$73,542.

                             OPTION GRANTS IN 1995

                                        INDIVIDUAL GRANTS
                         -----------------------------------------------
                                     % OF TOTAL                          POTENTIAL REALIZABLE VALUE
                          NUMBER OF   OPTIONS                              AT ASSUMED ANNUAL RATES
                         SECURITIES  GRANTED TO                                OF STOCK PRICE
                         UNDERLYING  EMPLOYEES   EXERCISE OR               APPRECIATION OVER STOCK
                           OPTIONS   IN FISCAL   BASE PRICE   EXPIRATION       OPTION TERM (3)
         NAME            GRANTED (1)    YEAR    ($/SHARE) (2)    DATE         5%            10%
----------------------------------------------------------------------------------------------------
Peter R. Kann...........   14,800       2.3%       $45.31      11/15/05       $203,352      $721,204
Kenneth L. Burenga......   10,200       1.6%       $45.31      11/15/05       $140,148      $497,046
Carl M. Valenti.........    7,300       1.1%       $45.31      11/15/05       $100,302      $355,729
Peter G. Skinner........    7,300       1.1%       $45.31      11/15/05       $100,302      $355,729
James H. Ottaway, Jr....    5,500       0.8%       $45.31      11/15/05       $ 75,570      $268,015
----------------------------------------------------------------------------------------------------

(1) Fifty percent of the stock options will become exercisable on November 15, 1996, and the remainder will become exercisable on November 15, 1997.

(2) The exercise price of the stock options is $45.31 per share, or 125% of the fair market value of the Common Stock on November 15, 1995, the date on which the stock options were granted. Accordingly, the options will not have any value until the price of the Common Stock appreciates more than 25% from the price on the date of grant.

(3) These amounts represent assumed rates of appreciation only, over the en-tire ten-year period. Actual gains, if any, on stock option exercises are de-pendent on the future performance of the Company's Common Stock, general stock market conditions, and the continued employment of the optionee through the vesting period.

                     AGGREGATED OPTION EXERCISES IN 1995
                          AND YEAR-END OPTION VALUES

                                                        TOTAL NUMBER OF      VALUE OF UNEXERCISED IN-
                                                    UNEXERCISED OPTIONS AT     THE-MONEY OPTIONS AT
                                                     DECEMBER 31, 1995 (#)   DECEMBER 31, 1995 ($) (1)
------------------------------------------------------------------------------------------------------
                            SHARES
                         ACQUIRED ON     VALUE
          NAME           EXERCISE (#) REALIZED ($) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
------------------------------------------------------------------------------------------------------
Peter R. Kann...........    3,054       $15,790      118,977      22,350      $833,829      $17,931
Kenneth L. Burenga......    1,426       $ 6,124       80,066      15,300      $549,053      $12,113
Carl M. Valenti.........    1,288       $ 6,658       56,854      11,050      $374,153      $ 8,906
Peter G. Skinner........    1,042       $ 2,736       48,318      10,150      $348,501      $ 6,769
James H. Ottaway, Jr....    1,590       $ 8,220       57,124       8,350      $406,522      $ 6,769
------------------------------------------------------------------------------------------------------

(1) This represents the difference between the closing price of the Company's Common Stock on December 29, 1995 ($39.875) and the exercise price of the op-tions.

                   LONG-TERM INCENTIVE PLAN--AWARDS IN 1995

                                                          PERFORMANCE OR OTHER
                                 NUMBER OF SHARES, UNITS PERIOD UNTIL MATURATION
              NAME                 OR OTHER RIGHTS (1)          OR PAYOUT
--------------------------------------------------------------------------------
Peter R. Kann...................         17,500                1996--1999
Kenneth L. Burenga..............         12,100                1996--1999
Carl M. Valenti.................          8,800                1996--1999
Peter G. Skinner................          8,800                1996--1999
James H. Ottaway, Jr............          6,500                1996--1999
--------------------------------------------------------------------------------

(1) The long-term incentive plan awards are contingent stock rights granted under the Dow Jones 1992 Long Term Incentive Plan. These rights are described in footnote (1) of the Summary Compensation Table on page 12. Information re-garding the contingent stock rights granted in 1994 and 1993 is set forth in the Restricted Stock Awards column of the Summary Compensation Table. Commenc-ing with this proxy statement, the Company has elected to begin reporting con-tingent stock rights granted during the most recently completed fiscal year in the table above rather than in the Summary Compensation Table.

  The Final Award ultimately received may be less than or equal to the numbers set forth above. It is expected that fully satisfactory competitive perfor-mance (as judged by the Compensation Committee in its discretion at the time of the payouts) would be competitively rewarded if the Final Award approxi-mated 80% of the amounts set forth above. Exceptional performance would sup-port a Final Award in excess of 80% of the amounts set forth above but in no event more than 100% of such amounts.

              ---------------------------------------------------

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee and Its Program

The Committee consists of five nonemployee directors. It generally meets five times a year. The Compensation Committee's objective is to establish and ad-minister a "total compensation program" that fairly and competitively rewards Dow Jones executives for current and long-term performance that enhances stockholder value. Our objective is to relate pay to performance. The purpose of this report is to explain the Company's executive compensation program and the operation of the Compensation Committee.

Elements of Compensation Program Considered by the Committee

The Committee gives special attention to the total compensation of the chief executive officer (Mr. Kann), and certain other members of senior management. We consider four elements of compensation: (1) annual salary; (2) annual bo-nus; (3) long-term incentive compensation; and (4) retirement and other com-pensation.


Establishing and Administering a Competitive Program

The Committee retains outside compensation consultants and reviews internal and external studies in developing and administering the total compensation program. We give continuing attention to changes in compensation practices, business trends and changes in applicable law and regulations in order to es-tablish and administer a sound competitive compensation program. The competi-tive universe that we primarily consider includes the companies in the S&P Publishing/Newspaper Index (see page 18), but we also review data on general industry trends and, from time to time, certain other companies. Our experi-ence is that it is difficult to forecast in detail all future developments that will be relevant to evaluating executive performance. It is for that rea-son that our bonus and long-term compensation programs have vested substantial discretion in the Committee to decide on awards to be made after evaluating actual Company, business unit and individual performance. We believe that such discretion has been an important element in keeping compensation on a proper track.

  Federal tax legislation in effect since 1994 eliminates the deductibility of compensation in excess of $1,000,000 paid to the chief executive officer and certain other executives (i.e., those whose compensation must be detailed in the proxy statement). The law exempts compensation paid under plans that re-late compensation to performance. Although our plans are designed to relate compensation to performance, they do not meet the new tax law's requirements because they allow the Committee to exercise discretion in setting compensa-tion. It may be appropriate in the future to recommend changes in the Company's compensation program to take account of the new tax law. However, the Committee is of the opinion that it is better to retain discretion than to give it up in exchange for the tax deduction. For 1995 the deductibility of certain compensation of Messrs. Kann and Burenga was affected by this limita-tion.

Committee Reporting

The Committee makes full reports to the Board of Directors which approves the structure of the compensation program and the general administration of the program. The Board reviews the specific compensation awards for the chief ex-ecutive officer and each of the other four executives whose compensation is described in the proxy statement.

  In 1995 the chief executive officer's salary was $680,000. That represented an increase of $40,000 from the 1994 salary of $640,000. The 1995 salaries for all the five officers listed in the table on page 12 were set after evaluating their performance and reviewing the competitive compensation guidelines that were developed based on advice from our outside compensation consultants.

  For 1995 Mr. Kann was granted a bonus of $445,000. That represented an in-crease of $35,000 from the 1994 bonus of $410,000. In determining the bonuses for Mr. Kann and the other officers listed in the table, we compared the Company's results to those of companies with operations similar to ours (pri-marily those in the S&P Publishing/Newspaper Index) and considered the perfor-mance of individual operating units of the Company and the contributions of the individual executives. The varying levels of salary and bonus for each of the executives also reflect differences in their relative responsibilities.

  We awarded long-term compensation to the chief executive officer and other members of senior management in January 1996 under the Company's 1992 Long Term Incentive Plan. The Final Awards covered performance for the period 1992-1995 and were made after reviewing the Company's financial performance (in-cluding earnings, revenue, profit margins, stock price performance and other financial criteria, including the Company's performance relative to other newspaper and information services companies). We also considered progress to-ward achieving other Company objectives (quality of Dow Jones' publications and services, development of products and services for a global marketplace, quality of customer service and level of customer satisfaction, development of human resources, including the recruitment and advancement of women and minor-ities, promotion of teamwork throughout the Company, and commitment to innova-tive products and services). And, finally, we considered each individual exec-utive's responsibility and performance. Overall, the Committee determined that performance for the 1992-1995 period was fully satisfactory but not exception-al. In the case of the 1992 Target Award, it was expected that fully satisfac-tory competitive performance would be competitively rewarded if the Final Award approximated the number of shares in the Target Award. Exceptional per-formance would support a Final Award in excess (up to 125%) of the Target Award. Accordingly, Final Awards were made to Mr. Kann and the other execu-tives named in the table in January 1996 in amounts approximating their 1992 Target Awards. Mr. Kann's Final Award had a fair market value of approximately $508,000 as of January 17, 1996. The net number of shares of Common Stock re-ceived by Mr. Kann, after tax withholding, amounted to 8,058. All but one of the other executives named in the table on page 12 also received their Final Awards in the form of Common Stock.

  In late 1995 we granted members of senior management restricted stock awards and premium stock options for the 1996-1999 performance period, which our out-side compensation consultants calculated to have a value approximately 3.8% higher than the grants made in 1994 for the 1995-1998 performance period. The grants will tie a significant portion of potential senior executive compensa-tion to the Company's long-term objectives and to the market value of the Company's stock. The Committee will determine the actual number of shares of stock payable to an executive under the restricted stock awards at the end of the performance period, based on the financial and non-financial criteria de-scribed in the immediately preceding paragraph.

  The Committee believes that the numbers of restricted stock awards and pre-mium stock options granted to individual executives should be set annually by the Committee after consultation with its consultants on competitive compensa-tion levels. Accordingly, the Committee does not base the amount of stock op-tion or restricted stock award grants on the amount of previous grants.

  The Committee continues to be satisfied with the leadership and management performance of the chief executive officer and the other senior executives. We came to that conclusion after evaluating the Company's competitive and finan-cial performance and progress made toward achieving quality products, person-nel development and other qualitative goals. The Committee's general view is that salaries should not deviate substantially from the median of the competi-tive guidelines developed with the advice of our consultant, and that incen-tive elements should reflect competitive performance, with the Committee hav-ing discretion as to the actual amounts paid.

James Q. Riordan, Chairman
Bettina Bancroft
Irvine O. Hockaday, Jr.
Donald E. Petersen
Martha S. Robes

              ---------------------------------------------------

                        COMPARISON OF STOCKHOLDER RETURN

The following line graph compares the performance of the Company's Common Stock during the five-year period ended December 31, 1995 with the Standard & Poor's 500 Stock Index ("S&P 500") and the Standard & Poor's ("S&P")
Publishing/Newspapers Index.

  The S&P 500 includes 500 U.S. companies in the industrial, transportation, utilities and financial sectors and is weighted by market capitalization. The S&P Publishing/Newspapers Index, which is also weighted by market capitaliza-tion, includes, in addition to the Company, the following five publishing com-panies: Gannett Co., Inc., Knight-Ridder, Inc., The New York Times Company, The Times Mirror Company and Tribune Company.



                             [GRAPH APPEARS HERE]

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
           Dow Jones vs. S&P Publishing/Newspapers Index vs. S&P 500


Measurement period                                      S&P Publishing/
(Fiscal year Covered)   Dow Jones       S&P 500         NewspapersIndex
---------------------   ---------       -------         ---------------
Measurement PT -
12/31/90                $ 100           $ 100           $ 100

FYE 12/31/91            $ 111           $ 130           $ 121
FYE 12/31/92            $ 119           $ 140           $ 135
FYE 12/31/93            $ 161           $ 155           $ 157
FYE 12/31/94            $ 143           $ 157           $ 145
FYE 12/31/95            $ 189           $ 215           $ 183


  For purposes of the graph, it was assumed that $100 was invested in the Company's Common Stock, the S&P 500 and the S&P Publishing/Newspapers Index at closing prices on December 31, 1990. Dividends are assumed to be reinvested on the ex-dividend date with respect to the Company's Common Stock and the S&P 500 and monthly with respect to the S&P Publishing/Newspapers Index.

               -------------------------------------------------

APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

At its February meeting the Board of Directors appointed Coopers & Lybrand, independent certified public accountants, as auditors of the Company for 1996. Coopers & Lybrand have been the auditors for many years. Representatives of Coopers & Lybrand will be present at the 1996 Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
              ---------------------------------------------------

STOCKHOLDER PROPOSAL

Mr. Kenneth Steiner, who holds of record 200 shares of Common Stock, has in-formed the Company that he intends to present to the meeting the following resolution:

  RESOLVED, that the shareholders assembled in person and by proxy, recommend
(i) that all future non-employee directors not be granted pension benefits and
(ii) current non-employee directors voluntarily relinquish their pension bene-fits.

  Mr. Steiner has submitted the following statement in support of the propos-al:

  At last year's annual meeting of stockholders a similar resolution was ap-proved by a significant number of voting shares.

  Aside from the usual reasons, presented in the past, regarding "double dip-ping", that is outside (non-employee) directors who are in almost all cases amply rewarded with their pension at their primary place of employment, and in many instances serving as outside pensioned directors with other companies, there are other more cogent reasons that render this policy as unacceptable.

  Traditionally, pensions have been granted in both the private and public sectors for long term service. The service component usually represents a sig-nificant number of hours per week. The practice of offering pensions for con-sultants is a rarity. Outside directors' service could logically fit the defi-nition of consultants and pensions for this type of service is an abuse of the term.

  But more importantly, outside directors, although retained by corporate man-agement, namely the C.E.O., are in reality representatives of shareholders. Their purpose is to serve as an impartial group to which management is ac-countable. Although outside directors are certainly entitled to compensation for their time and expertise, pensions have the pernicious effect of compro-mising their impartiality. In essence, pensions are management's grants to outside directors to insure their unquestioning loyalty and acquiescence to whatever policy management initiates, and at times, serving their own self in-terests. Thus, pensions become another device to enhance and entrench manage-ment's controls over corporate policies while being accountable only to them-selves. I am a founding member of the Investors Rights Association of America and I feel this practice perpetuates a culture of corporate management "cronyism" that can easily be at odds with shareholder and company interest.

  A final note in rebuttal to management's contention that many companies of-fer their outside directors pensions, so they can attract and retain persons of the highest quality. Since there are also companies that do not offer their outside directors pensions, can management demonstrate that those companies that offer pensions have a better performance record than their non-pensioned peers? In addition, do we have any evidence of a significant improvement in corporate profitability with the advent of pensions for outside directors?

  I URGE YOUR SUPPORT, VOTE FOR THIS RESOLUTION.

BOARD OF DIRECTORS' POSITION

It is in the best interests of the Company and its stockholders that the Com-pany attract and retain as directors individuals of the highest caliber, with recognized leadership qualities, experience and ability. In order to attract and retain such individuals, it is important that the Company provide compen-sation that is competitive with that offered by other comparable companies. The Company has been advised by its outside compensation consultants that the compensation package that it offers to non-employee directors, including re-tirement benefits, is consistent with general industry practice.

  The Company's retirement plan, which is described on page 11, provides re-tirement benefits only to directors who have served for at least five years, and provides those benefits for a period equal in length to the period during which the individual served on the board, but in no event longer than 15 years. Accordingly, the plan only rewards directors who serve on the Board for an extended period. Such long-term service affords the Company greater conti-nuity in the management of its business and affairs and enables the Company to benefit from the director's experience.

  The compensation that the Company provides to non-employee directors, in-cluding retirement benefits, is fair and appropriate in view of the substan-tial time and effort involved in serving as a member of the Board.

  An identical proposal was presented at the 1995 Annual Meeting and was de-feated by the vote of the Company's stockholders. 93.5% of the votes cast voted against adoption of the proposal at the 1995 Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ADOPTION OF THIS PROPOSED RESOLUTION.

              ---------------------------------------------------


COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of the outstanding Common Stock or Class B Common Stock to file reports of owner-ship and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Such persons are also required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

  In 1991 the SEC completed an extensive revision of its rules in this area. In addition to increasing the number and kind of reports to be filed, the SEC has obliged companies to report in their proxy statements failures to file re-ports on a timely basis. The Company believes that the failures to file listed below were inadvertent.

  Based solely on its review of the copies of such forms received by the Com-pany, or written representations from certain reporting persons that no Form 5 annual reports were required for those persons, the Company believes that dur-ing 1995, all filing requirements under Section 16(a) of the Exchange Act ap-plicable to its executive officers, directors, and greater than ten-percent beneficial owners were complied with except that: Mr. Irvine O. Hockaday, Jr. reported on a Form 4 filed in April 1995 one transaction that should have been reported in March 1995; Mr. George H. Kidder reported on a Form 4 filed in March 1995 one transaction that should have been reported on the Form 5 filed in February 1995; and Mr. Carlos Salinas de Gortari filed his initial Form 3, which was required to be filed within ten days after his election as director, three days late.

              ---------------------------------------------------

DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

A stockholder proposal intended to be presented at the 1997 Annual Meeting must be received by the Company at its principal executive offices not later than November 22, 1996 in order to be considered for inclusion in the Company's 1997 proxy statement and form of proxy.

OTHER MATTERS

The Company knows of no other matter to be brought before the 1996 Annual Meeting. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote the same with respect to any such matter in accordance with their best judgment.

  Stockholders who do not expect to attend the 1996 Annual Meeting in person are requested to complete, date, sign and return the enclosed proxy promptly in the enclosed postage prepaid envelope.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K TO BE FILED WITH THE SECU-RITIES AND EXCHANGE COMMISSION NOT LATER THAN APRIL 1, 1996 WILL BE AVAILABLE TO INTERESTED STOCKHOLDERS UPON WRITTEN REQUEST TO MR. ROGER MAY, DIRECTOR OF CORPORATE RELATIONS, DOW JONES & COMPANY, INC., 200 LIBERTY STREET, NEW YORK, NEW YORK 10281.

By order of the Board of Directors,

Peter G. Skinner
Secretary

New York, New York
March 22, 1996

                           DOW JONES & COMPANY, INC.
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
                ANNUAL MEETING OF STOCKHOLDERS--APRIL 17, 1996

P
R
O
X
Y

The undersigned stockholder of Dow Jones & Company, Inc. hereby appoints WILLIAM C. COX, JR., PETER R. KANN and KENNETH L. BURENGA and each of them jointly and severally, proxies, with full power of substitution, to vote all shares of Common Stock and Class B Common Stock of the Company which the undersigned is entitled to vote at the 1996 Annual Meeting of Stockholders to be held on Wednesday, April 17, 1996, at 11:00 a.m. and at any adjournment thereof, upon such business as may properly come before the meeting, including the following proposals, which are described in the Proxy Statement dated March 22, 1996, a copy of which has been received by the undersigned:

                            Election of Directors.
                                   Nominees:

FOR ELECTION BY THE HOLDERS OF COMMON STOCK VOTING SEPARATELY AS A CLASS:
                     James Q. Riordan and Richard D. Wood

FOR ELECTION BY THE HOLDERS OF COMMON STOCK AND CLASS B COMMON STOCK VOTING
TOGETHER:
   Christopher Bancroft, Peter R. Kann, Carl M. Valenti and Jane C. MacElree

PLEASE SIGN AND DATE ON REVERSE SIDE.

                           + FOLD AND DETACH HERE +

                                                                  [X] Pleasemark
                                                                      your votes
                                                                        as in
                                                                        this
                                                                       example.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1(A) AND 1(B), AND AGAINST PROPOSAL 2. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1(A) AND 1(B), AND AGAINST PROPOSAL 2.



1(a). Election of Directors by Common Stock. (see reverse)

      FOR [_]  WITHHELD [_]

For, except vote
withheld from
the following
nominee(s):
---------------------

1(b). Election of Directors by Common Stock and Class B Common Stock. (see reverse)

      FOR [_]  WITHHELD [_]

For, except vote
withheld from
the following
nominee(s):
---------------------

2. Stockholder Proposal to eliminate pension benefits for outside directors.

   FOR [_]  AGAINST [_]  ABSTAIN [_]



Signature(s) ___________________________ Date __________________________ , 1996
NOTE: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator or trustee or for a corporation, please give your full title. For joint accounts, each owner must sign.


                           + FOLD AND DETACH HERE +